UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2004
Date of Report
(Date of earliest event reported)

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation)

0-14942	84-1261240
(Commission File No.)	(IRS Employer Identification Number)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)

(949) 241-4411
(Registrant's Telephone Number, Including Area Code)

Item 7.            Financial Statements and Exhibits

            (c)        Exhibits.

99.1     Press Release dated May 4, 2004.

Item 12.          Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 4, 2004, Pro-Dex, Inc. issued a press release announcing its financial performance for the period ended March 31, 2004.  On that same date, Pro-Dex, Inc. conducted a conference call concerning its performance for the period ended March 31, 2004.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2004                                                PRO-DEX, Inc.

By:       /s/  Patrick Johnson
            Patrick Johnson
            Chief Executive Officer

INDEX TO EXHIBITS

   Exhibit
  Number        Description

99.1           Press Release dated May 4, 2004.

4